SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  July 14, 1998
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(Date of earliest event reported)


                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)

    Delaware                  333-40939-01                   22-3442024
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(State or Other                (Commission                (I.R.S. Employer
Jurisdiction of               File Number)               Identification No.)
 Incorporation)



                      85 Broad Street, New York, N.Y.     10004
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 902-1000

Item 5. Other Events.

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1998-GL II (the "Certificates"). On May 21, 1998, GS Mortgage Securities Corporation II (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 11, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as seller, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee, and ABN AMRO BANK N.V., as fiscal agent, of the Certificates.

     The Pooling and Servicing Agreement filed as an exhibit to the Company's Current Report on Form 8-K, dated May 21, 1998, did not reflect the final version of such agreement.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 4 Pooling and Servicing Agreement

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     GS MORTGAGE SECURITIES CORPORATION II


                                     By: /s/ Marvin Kabatznick
                                         ---------------------
                                        Name:  Marvin Kabatznick
                                        Title: Chief Executive Officer

Date: July 17, 1998

                                  Exhibit Index



 Item 601(a) of Regulation
          S-K Exhibit No.                         Description
          ---------------                         -----------

             4 Pooling and Servicing Agreement, dated as of May 11, 1998, by and among the Company, as seller, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee, and ABN AMRO BANK N.V., as fiscal agent